UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of Registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31,

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2014

CLEARBRIDGE

GLOBAL GROWTH TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Fund and investment manager name changes

Prior to March 1, 2014, the Fund was known as Legg Mason Capital Management Global Growth Trust. On February 14, 2014, the name of the Fund’s investment manager changed from Legg Mason Capital Management, LLC to ClearBridge, LLC. The Fund’s portfolio managers remain unchanged.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Global Growth Trust for the six-month reporting period ended April 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

II	ClearBridge Global Growth Trust

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended April 30, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s second reading for first quarter 2014 GDP growth, released after the reporting period ended, was -1.0%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, nonresidential fixed investment, state and local government spending, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment then declined to 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Unemployment then fell to 6.3% in April, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in April 2014, matching its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.3% of the 9.8 million Americans looking for work in April 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. This marked the first month-over-month sales increase in 2014. The NAR reported that the median existing-home price for all housing types was $201,700 in April 2014, up 5.2% from April 2013. The inventory of homes available for sale in April 2014 was 16.8% higher than the previous month at a 5.9 month supply at the current sales pace and 6.5% higher than in April 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in November 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February, 53.7 in March and 54.9 in April 2014. During April 2014, seventeen of the eighteen industries within the PMI expanded, versus fourteen expanding in March 2014.

ClearBridge Global Growth Trust	III

Investment commentary (cont’d)

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

IV	ClearBridge Global Growth Trust

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion per month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion per month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion per month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (‘‘ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. While it has since held rates steady, at a press conference following its meeting on May 8, 2014, after the reporting period ended, ECB President Mario Draghi indicated that they may soon take further actions, saying “The Governing Council is comfortable with acting next time, but before we want to see the staff projections that will come out in early June.” In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

ClearBridge Global Growth Trust	V

Investment commentary (cont’d)

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. Despite a number of macro issues, including some mixed economic data and geopolitical concerns, the market posted positive results during the first two months of the period. The market then weakened in January 2014, due to concerns related to China’s economy and the potential for moderating global growth. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. Despite some mixed economic data and increased geopolitical issues, the market was highly resilient and posted modest gains in March and April 2014. All told, for the six months ended April 30, 2014, the S&P 500 Indexvi gained 8.36%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended April 30, 2014, with the Russell 1000 Indexvii returning 8.25%. In contrast, the Russell Midcap Indexviii returned 7.76% and small-cap stocks, as measured by the Russell 2000 Indexix, returned 3.08%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 6.49% and 9.24%, respectively.

Q, How did the international stock markets perform during the reporting period?

A. The international developed stock market, as measured by the MSCI EAFE Indexxii posted a positive return but underperformed the S&P 500 Index during the six months ended April 30, 2014, gaining 4.44%. Emerging market equities, in contrast, produced weak results, as the MSCI Emerging Markets Index. The MSCI Emerging Markets Indexxiii is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets, returned -2.98%. Emerging market equities were negatively impacted by concerns about global growth and, more specifically, China’s ability to orchestrate a “soft landing” for its economy.

Performance review

For the six months ended April 30, 2014, Class C shares of ClearBridge Global Growth Trust, excluding sales charges, returned 5.23%. The Fund’s unmanaged benchmark the MSCI All Country World Index (“MSCI ACWI”)xiv returned 5.28% for the same period. The Lipper Global Multi-Cap Growth Funds Category Average1 returned 3.83% over the same time frame.

Performance Snapshot as of April 30, 2014 (unaudited)
(excluding sales charges)	6 months
ClearBridge Global Growth Trust:
Class A	5.63%
Class C	5.23%
Class FI	5.61%
Class R	5.47%
Class I	5.77%
MSCI All Country World Index (MSCI ACWI)	5.28%
Lipper Global Multi-Cap Growth Funds Category Average[1]	3.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 239 funds in the Fund’s Lipper category, and excluding sales charges.

VI	ClearBridge Global Growth Trust

worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.33%, 2.07%, 1.27%, 1.85%, and 1.06%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares and 0.90% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Growth stocks as a group can be more volatile than value stocks and may be out of favor and underperform the overall equity market while the market concentrates on value stocks. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one

ClearBridge Global Growth Trust	VII

Investment commentary (cont’d)

issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]i	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]i

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiv	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

VIII	ClearBridge Global Growth Trust

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2014 and October 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Global Growth Trust 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2013 and held for the six months ended April 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.63%	$1,000.00	$1,056.30	1.15%	$5.86	Class A	5.00%	$1,000.00	$1,019.09	1.15%	$5.76
Class C	5.23	1,000.00	1,052.30	1.90	9.67	Class C	5.00	1,000.00	1,015.37	1.90	9.49
Class FI	5.61	1,000.00	1,056.10	1.15	5.86	Class FI	5.00	1,000.00	1,019.09	1.15	5.76
Class R	5.47	1,000.00	1,054.70	1.40	7.13	Class R	5.00	1,000.00	1,017.85	1.40	7.00
Class I	5.77	1,000.00	1,057.70	0.90	4.59	Class I	5.00	1,000.00	1,020.33	0.90	4.51

2	ClearBridge Global Growth Trust 2014 Semi-Annual Report

[1]	For the six months ended April 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

ClearBridge Global Growth Trust 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2014

ClearBridge Global Growth Trust

Security	Shares	Value
Common Stocks — 97.5%
Consumer Discretionary — 17.1%
Auto Components — 1.7%
Delphi Automotive PLC	19,080	$1,275,307
TRW Automotive Holdings Corp.	14,380	1,155,433	*
Total Auto Components		2,430,740
Hotels, Restaurants & Leisure — 3.8%
Las Vegas Sands Corp.	45,000	3,560,850
Starbucks Corp.	28,160	1,988,659
Total Hotels, Restaurants & Leisure		5,549,509
Internet & Catalog Retail — 2.3%
Amazon.com Inc.	7,360	2,238,397	*
ASOS PLC	13,900	1,003,054	*
Total Internet & Catalog Retail		3,241,451
Media — 0.8%
Omnicom Group Inc.	16,000	1,082,880
Specialty Retail — 3.3%
L’Occitane International SA	1,289,700	3,170,623
PetSmart Inc.	24,000	1,624,320
Total Specialty Retail		4,794,943
Textiles, Apparel & Luxury Goods — 5.2%
Compagnie Financiere Richemont SA	26,000	2,638,109
Prada SpA	321,500	2,566,875
Ralph Lauren Corp.	15,250	2,308,393
Total Textiles, Apparel & Luxury Goods		7,513,377
Total Consumer Discretionary		24,612,900
Consumer Staples — 11.1%
Beverages — 6.9%
Brown-Forman Corp., Class B Shares	53,500	4,800,020
Diageo PLC, ADR	17,600	2,160,928
Fomento Economico Mexicano SA de CV, ADR	32,720	2,969,994
Total Beverages		9,930,942
Food Products — 3.5%
Amira Nature Foods Ltd.	97,380	1,515,233	*
Aryzta AG	38,150	3,521,972
Total Food Products		5,037,205
Personal Products — 0.7%
Shiseido Co., Ltd.	62,500	1,115,078
Total Consumer Staples		16,083,225

See Notes to Financial Statements.

4	ClearBridge Global Growth Trust 2014 Semi-Annual Report

ClearBridge Global Growth Trust

Security	Shares	Value
Energy — 6.6%
Energy Equipment & Services — 1.5%
Schlumberger Ltd.	20,900	$2,122,395
Oil, Gas & Consumable Fuels — 5.1%
Cabot Oil & Gas Corp.	44,000	1,728,320
EOG Resources Inc.	16,200	1,587,600
Occidental Petroleum Corp.	25,750	2,465,563
Suncor Energy Inc.	40,000	1,542,995
Total Oil, Gas & Consumable Fuels		7,324,478
Total Energy		9,446,873
Financials — 15.0%
Banks — 5.2%
Banco Bilbao Vizcaya Argentaria S.A.	184,549	2,279,180
Credicorp Ltd.	9,400	1,402,950
Lloyds TSB Group PLC	1,172,070	1,491,316	*
Standard Chartered PLC	106,800	2,333,553
Total Banks		7,506,999
Capital Markets — 2.9%
E*TRADE Financial Corp.	122,290	2,745,411	*
KKR & Co. LP	64,940	1,474,787
Total Capital Markets		4,220,198
Consumer Finance — 2.6%
Discover Financial Services	25,000	1,397,500
ORIX Corp.	157,000	2,268,196
Total Consumer Finance		3,665,696
Diversified Financial Services — 1.9%
Grupo BTG Pactual	95,000	1,296,491
Nasdaq OMX Group Inc.	39,820	1,469,358
Total Diversified Financial Services		2,765,849
Insurance — 1.6%
AXA SA	90,020	2,344,794
Real Estate Investment Trusts (REITs) — 0.8%
American Homes 4 Rent, Class A Shares	72,000	1,155,600
Total Financials		21,659,136
Health Care — 9.8%
Biotechnology — 2.6%
Amgen Inc.	19,400	2,167,950
BioMarin Pharmaceutical Inc.	12,400	722,052	*
Vertex Pharmaceuticals Inc.	13,400	907,180	*
Total Biotechnology		3,797,182

See Notes to Financial Statements.

ClearBridge Global Growth Trust 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2014

ClearBridge Global Growth Trust

Security	Shares	Value
Health Care Technology — 1.8%
Athenahealth Inc.	17,100	$2,114,244	*
Veeva Systems Inc., Class A Shares	21,800	418,778	*
Total Health Care Technology		2,533,022
Pharmaceuticals — 5.4%
GlaxoSmithKline PLC, ADR	35,000	1,937,950
Nektar Therapeutics	57,000	670,890	*
Ono Pharmaceutical Co., Ltd.	23,400	1,851,675
Roche Holding AG, ADR	92,560	3,392,324
Total Pharmaceuticals		7,852,839
Total Health Care		14,183,043
Industrials — 6.5%
Aerospace & Defense — 2.2%
Safran SA	45,700	3,071,503
Airlines — 3.1%
Southwest Airlines Co.	76,000	1,836,920
United Continental Holdings Inc.	65,200	2,664,724	*
Total Airlines		4,501,644
Building Products — 1.2%
LIXIL Group Corp.	66,000	1,744,980
Total Industrials		9,318,127
Information Technology — 23.9%
Electronic Equipment, Instruments & Components — 2.3%
Hitachi Ltd.	461,840	3,284,175
Internet Software & Services — 3.6%
Cvent Inc.	43,603	1,200,391	*
Rackspace Hosting Inc.	62,410	1,811,138	*
Twitter Inc.	28,400	1,106,748	*
Youku.com Inc., ADR	47,300	1,054,317	*
Total Internet Software & Services		5,172,594
IT Services — 1.1%
EVERTEC Inc.	69,435	1,634,500
Semiconductors & Semiconductor Equipment — 2.4%
Broadcom Corp., Class A Shares	55,400	1,706,874
NXP Semiconductors NV	30,800	1,836,296	*
Total Semiconductors & Semiconductor Equipment		3,543,170
Software — 7.4%
Adobe Systems Inc.	41,520	2,561,369	*
CommVault Systems Inc.	20,500	992,200	*

See Notes to Financial Statements.

6	ClearBridge Global Growth Trust 2014 Semi-Annual Report

ClearBridge Global Growth Trust

Security			Shares	Value
Software — continued
FleetMatics Group PLC			45,600	$1,369,368	*
Red Hat Inc.			63,300	3,079,545	*
SAP AG, ADR			13,770	1,115,232
ServiceNow Inc.			30,550	1,518,946	*
Total Software				10,636,660
Technology Hardware, Storage & Peripherals — 7.1%
Apple Inc.			9,430	5,564,549
EMC Corp.			116,000	2,992,800
Lenovo Group Ltd.			1,509,200	1,713,020
Total Technology Hardware, Storage & Peripherals				10,270,369
Total Information Technology				34,541,468
Materials — 5.2%
Construction Materials — 2.0%
Martin Marietta Materials Inc.			22,770	2,830,994
Metals & Mining — 3.2%
Dominion Diamond Corp.			165,000	2,077,350	*
Petra Diamonds Ltd.			950,000	2,614,486	*
Total Metals & Mining				4,691,836
Total Materials				7,522,830
Telecommunication Services — 1.1%
Wireless Telecommunication Services — 1.1%
SoftBank Corp., ADR			41,440	1,541,568
Utilities — 1.2%
Independent Power and Renewable Electricity Producers — 1.2%
Calpine Corp.			78,000	1,788,540	*
Total Common Stocks (Cost — $111,850,891)				140,697,710
Preferred Stocks — 0.8%
Financials — 0.8%
Banks — 0.8%
Itau Unibanco Banco Multiple SA, ADR (Cost—$1,116,177)			69,300	1,133,748
Total Investments before Short-Term Investments (Cost — $112,967,068)				141,831,458

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.8%
Repurchase Agreements — 1.8%
Interest in $1,600,000,000 joint tri-party repurchase agreement dated 4/30/14 with RBS Securities Inc.; Proceeds at maturity — $2,030,371; (Fully collateralized by various U.S. government obligations, 0.125% to 1.625% due 1/15/15 to 7/15/23; Market value — $2,070,981)	0.040%	5/1/14	$2,030,369	2,030,369

See Notes to Financial Statements.

ClearBridge Global Growth Trust 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2014

ClearBridge Global Growth Trust

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — continued
Interest in $459,133,000 joint tri-party repurchase agreement dated 4/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $582,632; (Fully collateralized by various U.S. government obligations, 0.000% to 4.500% due 7/31/14 to 2/15/43; Market value — $597,428)	0.050%	5/1/14	$582,631	$582,631
Total Short-Term Investments (Cost — $2,613,000)				2,613,000
Total Investments — 100.1% (Cost — $115,580,068#)				144,444,458
Liabilities in Excess of Other Assets — (0.1)%				(125,304)
Total Net Assets — 100.0%				$144,319,154

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

Summary of Investments by Country*
United States	51.9%
United Kingdom	8.9
Japan	8.2
Switzerland	6.6
France	3.7
Canada	2.5
Luxembourg	2.2
Mexico	2.0
China	1.9
Italy	1.8
Brazil	1.7
Spain	1.6
Netherlands	1.3
Puerto Rico	1.1
United Arab Emirates	1.0
Peru	1.0
Germany	0.8
Short-Term Investments	1.8
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2014 and are subject to change.

See Notes to Financial Statements.

8	ClearBridge Global Growth Trust 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2014

Assets:
Investments, at value (Cost — $115,580,068)	$144,444,458
Cash	540
Dividends and interest receivable	208,045
Receivable for Fund shares sold	106,491
Prepaid expenses	48,346
Total Assets	144,807,880

Liabilities:
Payable for Fund shares repurchased	187,245
Service and/or distribution fees payable	92,781
Investment management fee payable	41,942
Payable for securities purchased	41,939
Trustees’ fees payable	1,310
Accrued expenses	123,509
Total Liabilities	488,726
Total Net Assets	$144,319,154

Net Assets:
Par value (Note 6)	$48
Paid-in capital in excess of par value	450,930,832
Accumulated net investment loss	(1,093,444)
Accumulated net realized loss on investments and foreign currency transactions	(334,382,921)
Net unrealized appreciation on investments and foreign currencies	28,864,639
Total Net Assets	$144,319,154

Shares Outstanding:
Class A	301,208
Class C	3,608,546
Class FI	338,187
Class R	24,170
Class I	534,391

Net Asset Value:
Class A (and redemption price)	$30.58
Class C*	$29.39
Class FI (and redemption price)	$31.84
Class R (and redemption price)	$31.22
Class I (and redemption price)	$32.79
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$32.45

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Global Growth Trust 2014 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended April 30, 2014

Investment Income:
Dividends	$1,017,464
Interest	419
Less: Foreign taxes withheld	(38,900)
Total Investment Income	978,983

Expenses:
Service and/or distribution fees (Notes 2 and 5)	571,567
Investment management fee (Note 2)	517,328
Transfer agent fees (Note 5)	128,043
Audit and tax	41,694
Registration fees	34,257
Shareholder reports	16,150
Custody fees	14,541
Legal fees	14,199
Fund accounting fees	13,648
Trustees’ fees	7,394
Insurance	1,813
Miscellaneous expenses	2,733
Total Expenses	1,363,367
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(126,665)
Net Expenses	1,236,702
Net Investment Loss	(257,719)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	15,490,841
Foreign currency transactions	(6,971)
Net Realized Gain	15,483,870
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(7,435,678)
Foreign currencies	3,765
Change in Net Unrealized Appreciation (Depreciation)	(7,431,913)
Net Gain on Investments and Foreign Currency Transactions	8,051,957
Increase in Net Assets From Operations	$7,794,238

See Notes to Financial Statements.

10	ClearBridge Global Growth Trust 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2014 (unaudited) and the Year Ended October 31, 2013	2014	2013

Operations:
Net investment loss	$(257,719)	$(109,235)
Net realized gain	15,483,870	21,938,174
Change in net unrealized appreciation (depreciation)	(7,431,913)	12,609,931
Increase in Net Assets From Operations	7,794,238	34,438,870

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	6,040,533	7,862,955
Cost of shares repurchased	(16,284,663)	(47,748,482)
Decrease in Net Assets From Fund Share Transactions	(10,244,130)	(39,885,527)
Decrease in Net Assets	(2,449,892)	(5,446,657)

Net Assets:
Beginning of period	146,769,046	152,215,703
End of period*	$144,319,154	$146,769,046
*Includesaccumulated net investment loss of:	$(1,093,444)	$(835,725)

See Notes to Financial Statements.

ClearBridge Global Growth Trust 2014 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011[3]	2010[3]	2009[3,4]

Net asset value, beginning of period	$28.95	$22.81	$20.80	$19.81	$16.97	$12.24

Income from operations:
Net investment income	0.03	0.12	0.04	0.06	0.05	0.03
Net realized and unrealized gain	1.60	6.02	1.97	0.93	2.79	4.70
Total income from operations	1.63	6.14	2.01	0.99	2.84	4.73

Net asset value, end of period	$30.58	$28.95	$22.81	$20.80	$19.81	$16.97
Total return[5]	5.63%	26.92%	9.61%	5.05%	16.74%	38.64%

Net assets, end of period (000s)	$9,211	$8,596	$9,425	$11,158	$12,630	$11,910

Ratios to average net assets:
Gross expenses	1.31%[6]	1.33%	1.26%	1.24%	1.20%	1.16%[6]
Net expenses[7,8,9]	1.15 [6]	1.15	1.15	1.15	1.15	1.13 [6]
Net investment income	0.17 [6]	0.46	0.17	0.30	0.27	0.30 [6]

Portfolio turnover rate	30%	43%	51%	54%	71%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period February 3, 2009 (commencement of operations) to October 31, 2009.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	ClearBridge Global Growth Trust 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1,2]	2014[3]	2013	2012	2011[4]	2010[4]	2009[4,5]	2008[4,6]

Net asset value, beginning of period	$27.93	$22.17	$20.37	$19.54	$16.88	$12.85	$32.48

Income (loss) from operations:
Net investment loss	(0.08)	(0.07)	(0.12)	(0.09)	(0.09)	(0.05)	(0.16)
Net realized and unrealized gain (loss)	1.54	5.83	1.92	0.92	2.75	4.08	(19.47)
Total income (loss) from operations	1.46	5.76	1.80	0.83	2.66	4.03	(19.63)

Net asset value, end of period	$29.39	$27.93	$22.17	$20.37	$19.54	$16.88	$12.85
Total return[7]	5.23%	25.98%	8.78%	4.30%	15.76%	31.36%	(60.44)%

Net assets, end of period (000s)	$106,065	$108,598	$112,266	$139,175	$183,178	$204,588	$204,523

Ratios to average net assets:
Gross expenses	2.07%[8]	2.07%	2.01%	1.97%	1.93%	1.88%[8]	1.84%
Net expenses[9,10,11]	1.90 [8]	1.90	1.90	1.90	1.90	1.88 [8]	1.84
Net investment loss	(0.57) [8]	(0.30)	(0.58)	(0.45)	(0.49)	(0.47) [8]	(0.67)

Portfolio turnover rate	30%	43%	51%	54%	71%	36%	104%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2014 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period January 1, 2009 through October 31, 2009.

[6]	For the year ended December 31.

[7]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Global Growth Trust 2014 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1,2]	2014[3]	2013	2012	2011[4]	2010[4]	2009[4,5]	2008[4,6]

Net asset value, beginning of period	$30.15	$23.75	$21.66	$20.62	$17.67	$13.37	$33.54

Income (loss) from operations:
Net investment income	0.03	0.12	0.04	0.06	0.05	0.04	0.01
Net realized and unrealized gain (loss)	1.66	6.28	2.05	0.98	2.90	4.26	(20.18)
Total income (loss) from operations	1.69	6.40	2.09	1.04	2.95	4.30	(20.17)

Net asset value, end of period	$31.84	$30.15	$23.75	$21.66	$20.62	$17.67	$13.37
Total return[7]	5.61%	26.95%	9.65%	5.04%	16.69%	32.16%	(60.14)%

Net assets, end of period (000s)	$10,767	$11,108	$10,680	$13,110	$36,010	$41,567	$106,362

Ratios to average net assets:
Gross expenses	1.39%[8]	1.27%	1.33%	1.18%	1.24%	1.08%[8]	1.12%
Net expenses[9,10,11]	1.15 [8]	1.15	1.15	1.15	1.14	1.08 [8]	1.12
Net investment income	0.17 [8]	0.45	0.17	0.29	0.27	0.34 [8]	0.05

Portfolio turnover rate	30%	43%	51%	54%	71%	36%	104%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2014 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period January 1, 2009 through October 31, 2009.

[6]	For the year ended December 31.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	ClearBridge Global Growth Trust 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2014[2]	2013	2012	2011[3]	2010[3]	2009[3,4]		2008[3,5]

Net asset value, beginning of period	$29.60	$23.37	$21.37	$20.40	$17.52	$13.29		$33.43

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.05	(0.02)	0.01	0.01	0.00	[6]	(0.03)
Net realized and unrealized gain (loss)	1.64	6.18	2.02	0.96	2.87	4.23		(20.11)
Total income (loss) from operations	1.62	6.23	2.00	0.97	2.88	4.23		(20.14)

Net asset value, end of period	$31.22	$29.60	$23.37	$21.37	$20.40	$17.52		$13.29
Total return[7]	5.47%	26.66%	9.36%	4.75%	16.44%	31.83%		(60.25)%

Net assets, end of period (000s)	$755	$690	$1,421	$1,324	$1,071	$963		$893

Ratios to average net assets:
Gross expenses	1.83%[8]	1.85%	1.71%	1.91%	1.73%	1.64%[8]		1.70%
Net expenses[9,10,11]	1.40 [8]	1.40	1.40	1.40	1.40	1.39	[8]	1.40
Net investment income (loss)	(0.11) [8]	0.19	(0.07)	0.05	0.03	0.02	[8]	(0.12)

Portfolio turnover rate	30%	43%	51%	54%	71%	36%		104%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the year ended December 31.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Global Growth Trust 2014 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2013	2012	2011[4]	2010[4]	2009[4,5]	2008[4,6]

Net asset value, beginning of period	$31.00	$24.36	$22.17	$21.05	$17.98	$13.57	$33.94

Income (loss) from operations:
Net investment income	0.07	0.19	0.10	0.13	0.10	0.07	0.09
Net realized and unrealized gain (loss)	1.72	6.45	2.09	0.99	2.97	4.34	(20.46)
Total income (loss) from operations	1.79	6.64	2.19	1.12	3.07	4.41	(20.37)

Net asset value, end of period	$32.79	$31.00	$24.36	$22.17	$21.05	$17.98	$13.57
Total return[7]	5.77%	27.26%	9.88%	5.32%	17.07%	32.50%	(60.02)%

Net assets, end of period (000s)	$17,521	$17,777	$18,424	$19,572	$28,863	$38,420	$41,104

Ratios to average net assets:
Gross expenses	1.02%[8]	1.06%	0.96%	0.90%	0.85%	0.80%[8]	0.79%
Net expenses[9,10]	0.90 [8,11]	0.90 [11]	0.90 [11]	0.88 [11]	0.85	0.80 [8]	0.79
Net investment income	0.42 [8]	0.70	0.43	0.58	0.53	0.61 [8]	0.36

Portfolio turnover rate	30%	43%	51%	54%	71%	36%	104%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2014 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period January 1, 2009 through October 31, 2009.

[6]	For the year ended December 31.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	ClearBridge Global Growth Trust 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Global Growth Trust (formerly Legg Mason Capital Management Global Growth Trust) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

ClearBridge Global Growth Trust 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18	ClearBridge Global Growth Trust 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$140,697,710	—	—	$140,697,710
Preferred stocks	1,133,748	—	—	1,133,748
Total long-term investments	$141,831,458	—	—	$141,831,458
Short-term investments†	—	$2,613,000	—	2,613,000
Total investments	$141,831,458	$2,613,000	—	$144,444,458

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

ClearBridge Global Growth Trust 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

20	ClearBridge Global Growth Trust 2014 Semi-Annual Report

shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the six months ended April 30, 2014, the Fund did not receive any commission rebates.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge, LLC (formerly Legg Mason Capital Management, LLC) (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Effective December 1, 2012, Western Asset Management Company (“Western Asset”) manages the Fund’s cash and

ClearBridge Global Growth Trust 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

short-term instruments. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and ClearBridge, the ratio of expenses, other than brokerage commissions, interest, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.15%, 1.90%, 1.15%, 1.40% and 0.90%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the six months ended April 30, 2014, fees waived and/or expenses reimbursed amounted to $126,665.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at April 30, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I
Expires October 31, 2014	$11,083	$112,425	$8,619	$6,876	$4,599
Expires October 31, 2015	11,228	144,024	20,408	4,306	12,309
Expires October 31, 2016	15,898	187,812	13,769	4,143	28,070
Expires October 31, 2017	7,211	93,231	13,503	1,591	11,129
Total fee waivers/expense reimbursements subject to recapture	$45,420	$537,492	$56,299	$16,916	$56,107

For the six months ended April 30, 2014, ClearBridge did not recapture any fees.

22	ClearBridge Global Growth Trust 2014 Semi-Annual Report

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2014, LMIS and its affiliates retained sales charges of $154 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2014, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$778

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$43,763,540
Sales	54,542,907

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,568,694
Gross unrealized depreciation	(2,704,304)
Net unrealized appreciation	$28,864,390

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at

ClearBridge Global Growth Trust 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$11,382	$7,230
Class C	544,321	94,335
Class FI	14,027	13,638
Class R	1,837	1,575
Class I	—	11,265
Total	$571,567	$128,043

For the six months ended April 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$7,211
Class C	93,231
Class FI	13,503
Class R	1,591
Class I	11,129
Total	$126,665

6. Shares of beneficial interest

At April 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	21,353	$656,508	40,478	$1,038,266
Shares repurchased	(17,032)	(518,750)	(156,810)	(3,942,967)
Net increase (decrease)	4,321	$137,758	(116,332)	$(2,904,701)

Class C
Shares sold	89,579	$2,622,560	126,675	$3,135,630
Shares repurchased	(368,720)	(10,792,037)	(1,302,870)	(32,064,409)
Net decrease	(279,141)	$(8,169,477)	(1,176,195)	$(28,928,779)

24	ClearBridge Global Growth Trust 2014 Semi-Annual Report

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount

Class FI
Shares sold	29,558	$952,584	37,099	$982,021
Shares repurchased	(59,873)	(1,921,938)	(118,358)	(3,203,401)
Net decrease	(30,315)	$(969,354)	(81,259)	$(2,221,380)

Class R
Shares sold	19,669	$635,135	7,652	$201,710
Shares repurchased	(18,790)	(612,588)	(45,152)	(1,172,315)
Net increase (decrease)	879	$22,547	(37,500)	$(970,605)

Class I
Shares sold	35,578	$1,173,746	91,290	$2,505,328
Shares repurchased	(74,540)	(2,439,350)	(274,186)	(7,365,390)
Net decrease	(38,962)	$(1,265,604)	(182,896)	$(4,860,062)

7. Capital loss carryforward

As of October 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(179,341,082)
10/31/2017	(170,704,490)
$(350,045,572)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration dates.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

ClearBridge Global Growth Trust 2014 Semi-Annual Report	25

Board approval of investment advisory and management agreement (unaudited)

At its November 2013 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the investment advisory and management agreement (the “Advisory Agreement”) with ClearBridge LLC (the “Adviser”) (formerly, Legg Mason Capital Management, LLC until February 14, 2014) and the sub-advisory agreement (“Sub-Advisory Agreement”) pursuant to which Western Asset Management Company (“Western Asset”) provides day-to-day management of the Fund’s cash and short-term investments. (The Advisory and Sub-Advisory Agreements are jointly referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), met on October 10, 2013, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Advisory Agreement. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. The Board, including the Independent Trustees, at its November 2013 meeting, reviewed and evaluated the materials provided by Western Asset to assist the Board, and in particular the Independent Trustees, in considering renewal of the Sub-Advisory Agreement. The Independent Trustees further discussed renewal of the Agreements in an executive session with independent legal counsel on November 8, 2013.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser and Western Asset under the Advisory and Sub-Advisory Agreements, respectively. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by affiliates of the Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Adviser and Western Asset. The Board’s evaluation of the services provided by the Adviser and Western Asset took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management by the Adviser and Western Asset.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its

26	ClearBridge Global Growth Trust

knowledge of the Adviser and the Adviser’s affiliates, the financial resources available through the Adviser’s parent organization, Legg Mason, Inc.

The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, the existence of quality controls applicable to brokerage allocation procedures and the benefits the Adviser derives from soft dollars.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a Lipper benchmark. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark and had met with the Fund’s portfolio managers at in-person meetings throughout the year.

The Board noted that after a long-term history of outperformance for the Fund, the Fund experienced a period of significant underperformance during the extreme market and credit conditions in 2008 and 2009, with fifth quintile performance rankings for the Class C Shares for the five- and ten-year periods ended June 30, 2013. The Board took into consideration the steps taken by the Adviser to enhance its investment process and improve its risk management, including changes made to the portfolio management team, and that the Fund’s performance rankings for the one- and three-year periods ended June 30, 2013 were fourth and second quintile, respectively. In evaluating the Adviser’s performance, the Board considered the explanation provided by the Adviser for the periods of underperformance and concluded that the Adviser has capable personnel and adequate resources and that the Adviser was employing an investment methodology that appeared to be fundamentally sound. The Board also took into consideration the recent integration with ClearBridge Advisors, LLC, which was designed to allow the Adviser’s investment professionals to focus solely on the Fund’s objective of long-term capital growth and to make additional resources available. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Adviser in light of the nature, extent and quality of the services provided by the Adviser and Western Asset. The Board noted that the Adviser, and not the Fund, pays the fee to Western Asset. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived and expense reimbursements by the Adviser which partially reduced the management fee paid to the Adviser) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Adviser charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where

ClearBridge Global Growth Trust	27

Board approval of investment advisory and management agreement (unaudited) (cont’d)

applicable, separate accounts. The Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Adviser, which, among other things, set out the range of fees based on asset classes. In addition, the Adviser provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Actual Management Fee was lower than median (second quintile), the Fund’s Contractual Management Fee was at the median and that actual expenses for the Class C shares were lower than the Lipper expense group (first quintile) and expense universe medians.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2013, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Adviser’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of the Agreements is in the best interest of the Fund.

28	ClearBridge Global Growth Trust

ClearBridge

Global Growth Trust

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

ClearBridge, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Global Growth Trust

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge Global Growth Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Global Growth Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at
1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013673 6/14 SR14-2224

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99-CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive officer

Date:	June 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2014